Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.22AA

TWENTY-FIFTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This TWENTY-FIFTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

1.

Customer desires to utilize, and CSG agrees to provide, the services of CSG’s resources to design, develop, and implement a new custom solution to suspend collection activities for Customer subscriber accounts with a ******* ******* to assist Customer with its federal regulatory obligations.

2.

As of the Amendment Effective Date, Schedule F, Fees, Section IV. Ancillary Products and Services, Subsection A., titled “Ancillary services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services” is hereby amended to add a new Subsection 30., titled “******* ******** Custom Solution,” as follows:

Description of Item/Unit of Measure	Frequency	Fee
30. Dispute Handling Custom Solution (Note 1)
a) Production Support and Maintenance Fee (Note 2) (Note 3)	*******	$********
b) Application hosting fee (Note 4)	*******	$********

Note 1: Design, development and implementation services and lead times will be set forth in a mutually agreeable Statement of Work (CSG document number 4114305).

Note 2: Production support and maintenance (“Production Support”) will commence after the deployment of the ******* ******** Custom Solution to production. Production Support is limited to ********* (**) ***** per *****. Additional fees will be charged for hours exceeding this ******* limit and will be set forth in a separate mutually agreeable Statement of Work or Letter of Authorization.

Note 3:  The ******* Production Support and Maintenance Fee covers post deployment support, including answering functional questions and resolving Customer reported concerns, and CSG operating support and operating systems software licensing including maintenance of the billing system profiles that are restricted from entering the deferred credit.  CSG will be responsible for resolution of ******* ******** Custom Solution defects.  Future enhancement and changes to the ******* ******** Custom Solution will be set forth in a mutually agreeable Statement of Work.  Future enhancements may include, but shall not be limited to, changing the ******* ******** Custom Solution to operate with systems other than ACSR®.  Production Support is intended to address production issues only and does not include *********** ******* or any ******* to the ******* ******** Custom Solution required by the use of *** ********, *********, ********, or *********** ************* changes.

Note 4:  The application hosting fees contemplate *** (*) servers.  If volume requires additional servers due to increased capacity or usage, as determined in CSG’s discretion, the Parties shall enter into a mutually agreeable Statement of Work and Amendment to add the servers and related fees.  In the event Customer does not agree to the additional servers, Customer understands and acknowledges the functionality may be impacted.  Multiple load servers are assumed to be required to handle the volume.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Gregory L. Cannon
Name: Jeur Abeln	Name: Gregory L. Cannon
Title: Senior Vice President Procurement	Title: SVP, Secretary & General Counsel
Date: 4-18-2017	Date: 2/17/17